SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Broadcom Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 5, 2011. Meeting Information BROADCOM CORPORATION Meeting Type: Annual Meeting For holders as of: March 7, 2011 Date: May 5, 2011 Time: 10:00 a.m., Local Time Location: Broadcom Corporation 5300 California Avenue Irvine, CA 92617 Directions to the meeting can be viewed at www.broadcom.com/investors. You are receiving this communication because you hold shares in the above named company. BROADCOM CORPORATION 5300 CALIFORNIA AVENUE This is not a ballot. You cannot use this notice to vote IRVINE, CA 92617 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M31774-P04596 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M31775-P04596 marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items 1. To elect the following persons to serve on the Company’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified: Nominees: 01) Nancy H. Handel 06) William T. Morrow 02) Eddy W. Hartenstein 07) Henry Samueli, Ph.D. 03) Maria Klawe, Ph.D. 08) John A.C. Swainson 04) John E. Major 09) Robert E. Switz 05) Scott A. McGregor 2. To approve the compensation of the Company’s named executive officers in the proxy statement. 3. To recommend conducting an advisory vote on executive compensation every one, two or three years. 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. 5. In accordance with the discretion of the proxy holders, to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. The Board of Directors recommends a vote FOR the nominees listed above, a vote FOR proposal 2, a vote for THREE YEARS on proposal 3 and a vote FOR proposal 4. This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of the nominees listed above, FOR proposal 2, for THREE YEARS on proposal 3 and FOR proposal 4. M31776-P04596

M31777-P04596